




APPLE HOSPITALITY REIT

INVESTOR PRESENTATION

MARCH 2017 • NYSE: APLE





FORWARD-LOOKING STATEMENTS

Certain statements made in this presentation are forward-looking statements. These forward-looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Forward-looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would," "outlook," "strategy," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward-looking statement to reflect changed assumptions or the occurrence of unanticipated events or changes to future operating results, unless required to do so by law. Factors that might cause such differences include, but are not limited to, the ability of Apple Hospitality REIT, Inc. (the "Company," "Apple Hospitality," "Apple" or "APLE") to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate recent and pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation; regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality's business, assets or classification as a real estate investment trust; or other risks detailed in filings made by Apple Hospitality with the Securities and Exchange Commission ("SEC"). Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.

Cover photos: TownePlace Suites, Fort Worth, TX; Hampton Inn & Suites, Rosemont, IL; Embassy Suites, Anchorage, AK; Homewood Suites, San Jose, CA; Home2 Suites, Atlanta, GA; SpringHill Suites, Burbank, CA; Residence Inn, Tustin, CA

COMPANY PROFILE

33
STATES

96
MSAs

236
HOTELS

30,197
GUESTROOMS

4 yrs
AVERAGE EFFECTIVE AGE

23%
TOTAL DEBT / TOTAL CAPITALIZATION

$4.5 Billion
EQUITY MARKET CAP


COURTYARD
COURTYARD
RESIDENCE INN

Courtyard and Residence Inn, Richmond, VA

Note: Hotel portfolio statistics as of February 28, 2017. Metropolitan Statistical Area ("MSA") categorization is based on STR, Inc. census MSA designation. Average Effective Age calculated as of December 31, 2016 and represents years since hotels were built or last renovated. Total debt/total capitalization calculation based on total debt outstanding at December 31, 2016 divided by total debt outstanding at December 31, 2016 plus equity market capitalization (Equity Market Cap) based on the Company's closing share price of $19.98 and outstanding common shares at December 31, 2016.

APPLE HOSPITALITY REIT

HIGH QUALITY PORTFOLIO

97% of APLE's Hotels are Select Service or Extended Stay


HOMEWOOD
SUITES
Hilton
9000
Homewood Suites, Cape Canaveral, FL


Hilton Garden Inn, Denver, CO


Residence Inn
Residence Inn, Tustin, CA


SPRINGHILL SUITES
SpringHill Suites, Lafayette, LA


Hampton Inn & Suites, Clovis, CA

EQUITY MARKET CAPITALIZATION ($ in billions)



Upscale
Upper Upscale
Apple Hospitality
$13.9
$5.9
$4.5
$3.4
$3.4
$3.0
$2.3
$2.1
$2.1
$1.5
$1.1
$0.9
$0.8
$0.7
HST
PK
APLE
LHO
SHO
RLJ
DRH
PEB
XHR
INN
FCH
HT
CLDT
AHT

Largest select service public lodging REIT with a sharp focus on upscale hotels

Source: SNL Financial or company's website as of December 31, 2016.

PROVEN INVESTMENT STRATEGY



Concentrate on Upscale, rooms focused product



Pursue broad geographic diversification

HILTON WORLDWIDE

MARRIOTT

Partner with the best brands in that category


explore.

Hire brand leading operators and enhance performance through benchmarking and asset management



Strategically reinvest in assets to establish and maintain competitive advantage

23%[1]

Debt/Capitalization

Maintain a strong, flexible balance sheet

(1) Total debt/total capitalization calculation based on total debt outstanding at December 31, 2016 divided by total debt outstanding at December 31, 2016 plus equity market capitalization based on the Company's closing share price of $19.98 and outstanding common shares at December 31, 2016.

WHY ROOMS FOCUSED PRODUCT?

Strong Consumer Demand & Broad Appeal + Simple, Efficient Operating Model = High Margins with Lower Volatility

With more than 28,000 select service and extended stay hotel rooms, Apple Hospitality is one of the largest owners of select service and extended stay hotel rooms in the industry.

BROAD GEOGRAPHIC DIVERSIFICATION



3%
4%
3%
11%
3%
4%
3%
5%
6%
3%
4%
Apple Hospitality REIT owns a property in this MSA
Apple Hospitality REIT owns more than one property in this MSA

Adjusted Hotel EBITDA contribution by market type



Urban 23%
Suburban 59%
Airport 7%
Interstate 2%
Resort 4%
Small Metro 5%

Disciplined strategy of investing in urban, high end suburban, and developing markets where diverse demand generators and proximity to guest amenities drive strong, consistent performance.

Note: Highlighted MSAs represent largest MSAs in Apple Hospitality's portfolio, based on Comparable Hotels Adjusted Hotel EBITDA contribution for the year ended December 31, 2016. Comparable Hotels Adjusted Hotel EBITDA contribution by market type based on the year ended December 31, 2016.

CONCENTRATED BRAND OWNERSHIP


HOME2
EMBASSY SUITES by HILTON
HOMEWOOD SUITES by HILTON
Hilton Garden Inn
Hilton Hotels & Resorts
Hampton by Hilton
HILTON WORLDWIDE
50%
MARRIOTT
50%
COURTYARD Marriott
FAIRFIELD INN & SUITES Marriott
MARRIOTT
RENAISSANCE HOTELS
Residence Inn Marriott
SPRINGHILL SUITES MARRIOTT
TOWNEPLACE SUITES MARRIOTT

With focus on Upscale Select Service and Extended Stay


Upscale
Upper Midscale
Upper Upscale

Ranked among top five largest owners for both Hilton® and Marriott®

Note: Statistics are based on the number of guestrooms owned by Apple Hospitality as of February 28, 2017.

WHY MARRIOTT® AND HILTON®?

RevPAR Premiums
select service brands outperform comparable hotels across North America

Global Distribution
more than 10,000 hotels worldwide with locations in more than 100 countries and territories creates strong consumer awareness

Effective Brand Segmentation
wide array of hospitality choices with variety of brands that appeal to broad range of travelers

Strong Loyalty Programs
more than 140 million members combined account for approximately 50% of North American room nights

Brand Channels Deliver Guests
approximately 60% of all North American bookings come directly from brand channels

Premier System Standards
drive consistent quality, award winning service, innovative design, and modern amenities

Institutional Brands
foster strong resale market, financing flexibility and investor confidence

MARRIOTT

HILTON WORLDWIDE

HILTON HHONORS

Marriott REWARDS

Apple Hospitality's hotels benefit from industry leading brand affiliation

Source: Marriott and Hilton.

BENEFITS OF CONCENTRATED BRAND STRATEGY

Focus	Exclusive ownership of Hilton® & Marriott® branded hotels with concentration on efficient, rooms focused properties
Expertise	Scale ownership within specific brands yields comparable hotel operating data to benchmark and drive performance
Influence	One of the largest owners of Hilton® & Marriott® upscale hotels with significant representation on brand advisory boards

BENEFITS OF SCALE OWNERSHIP

Largest Select Service Public Lodging REIT

Unparalleled Access to Performance Data

- With current management of 236 hotels and more than 400 historically, unique ability to identify areas of opportunity and implement best practices
- Unique variable fee management contracts based on balanced scorecard results

Economies of Scale

- Volume purchasing discounts
- Insurance risk diversification results in favorable pricing
- Fixed cost efficiencies

Influence

- Representation on 7 Marriott® & Hilton® brand advisory boards
- Access to valuable data and experience to support brand initiatives
- Scale ownership within management company portfolios

Risk Diversification

- Not dependent on concentrated number of markets
- Broad base of demand generators
- Smaller assets require fewer guests to maximize profitability

EFFICIENT HOTEL OPERATIONS

Year End 2016 Hotel EBITDA Margin and RevPAR Comparison



Upscale
Upper Upscale
Apple Hospitality
41%
38%
38%
36%
36%
35%
34%
33%
33%
32%
31%
30%
28%
$131
$103
$113
$129
$171
$211
$204
$120
$150
$180
$150
$164
$177
CLDT
APLE [1]
INN
RLJ
HT
PEB
LHO
AHT
XHR
DRH
FCH
SHO
HST
RevPAR

Higher operating margins provide a more stable cash flow stream

Source: Public company filings as of December 31, 2016.
(1) Refer to appendix for reconciliation to net income.

HIGH QUALITY OPERATORS

100% portfolio operated by 3rd party property managers

93%[1] of 3rd party property management contracts are independent of brand management

22 award winning operating companies provide a platform for comparative analytics and shared best practices

23%[2] average of operators' portfolios represented by Apple Hospitality

Scale within our management companies' portfolios provides for substantial influence

(1) Based on hotels owned by Apple Hospitality as of December 31, 2016.
(2) Calculated based on number of hotels owned by Apple Hospitality as of December 31, 2016 and excludes brand management representation percentages.

UNIQUE MANAGEMENT CONTRACT STRUCTURE

Apple Hospitality's Unique Structure

Better aligns owner and manager to maximize performance in all market environments.

Variable Management Fee

2.5% - 3.5% of Revenues Based on Property's Balanced Scorecard Performance

Balanced Scorecard Metrics

- Gross operating profit vs budget
- STR, Inc. market index targets
- Brand and Trip Advisor guest satisfaction scores
- Flow-through targets
- Forecast accuracy

Maintained flexibility with approximately 77% of our management contracts converted to the new structure and terminable within one year or upon sale.

Industry Standard

Base Management Fee

Typically 3% of Revenues

+

Incentive Management Fee

% of Operating Profit if > a Fixed Rate of Return Based on Purchase Price

WELL MAINTAINED PORTFOLIO

Quality Portfolio with Average Effective Age of 4 Years...[1]


7-8 Years
16%
0-6 Years
84%

Years since built or last renovated

...the Result of Consistent Reinvestment...


$115
$139
$181
$239
$313
$384
$451
2010
2011
2012
2013
2014
2015
2016
Cumulative CapEx ($ in millions)

...Leads to Traveler Satisfaction Outperformance.



4.33 out of 5.00 weighted average TripAdvisor rating [2]

Consistent reinvestment provides for strong customer satisfaction and more predictable future capital needs

Note: Statistics based on hotels owned as of December 31, 2016 by the Company and represent periods of ownership by the Company, Apple REIT Seven, Inc., Apple REIT Eight, Inc., or Apple REIT Ten, Inc.

(1) Average Effective Age calculated as of December 31, 2016 and represents years since hotels were built or last renovated. Average actual age of hotels is 11 years.

(2) Apple Hospitality property Trip Advisor ratings as of December 31, 2016.

FLEXIBLE BALANCE SHEET

Debt Composition[1]


Revolver
20%
Term Loan
43%
Property Debt
37%
UNENCUMBERED PORTFOLIO
203 Hotels
25,422 Keys

Debt Maturity Schedule[1][2] ($ in millions)


Hotels: 3
Keys: 322
Rate: 5.9%
$29
Hotels: 2
Keys: 180
Rate: 4.8%
Revolver
Rate: 2.3%
$22
$270
Hotels: 1
Keys: 130
Rate 4.1%
Term loan
Rate: 2.9%(3)
$16
$425
Hotels: 3
Keys: 351
Rate 6.3%
Term loan
Rate: 2.5%(3)
$37
$50
Hotels: 23
Keys: 3,668
Rate: 4.3%
Term loan
Rate: 3.1%(3)
$390
$100
2017
2018
2019
2020
2021
2022 and after

Low debt and staggered maturities facilitate agile balance sheet strategy

(1) Based on outstanding balance as of December 31, 2016, excluding unamortized fair value adjustment of assumed debt and unamortized debt issuance costs.
(2) Excludes yearly amortization.
(3) Interest rate includes effect of interest rate swaps and LIBOR rate at December 31, 2016.

INDUSTRY FUNDAMENTALS

US Hotel Forecast
% Change vs. Prior Year

	2017			2018	
	STR	CBRE	PwC	STR	CBRE
Supply	2.0%	1.8%	1.9%	2.2%	2.1%
Demand	1.7%	1.5%	1.6%	2.0%	1.8%
RevPAR	2.5%	2.9%	2.3%	2.6%	2.8%

Source: Smith Travel Research (STR) January 2017; CBRE Hotel Horizons December 2016 – February 2017 Edition; PwC Hospitality Directions US January 2017

COMPARABLE HOTELS FINANCIAL HIGHLIGHTS

($ in thousands except statistical data)

	Three Months Ended December 31,			Years Ended December 31,		
	2016	2015	% CHANGE	2016	2015	% CHANGE
RevPAR	$92.70	$91.03	1.8%	$102.81	$100.07	2.7%
Revenue	$281,123	$274,233	2.5%	$1,225,229	$1,179,570	3.9%
Adjusted Hotel EBITDA	$99,227	$97,486	1.8%	$469,509	$453,813	3.5%
Adjusted Hotel EBITDA Margin	35.3%	35.5%	(20 bps)	38.3%	38.5%	(20 bps)

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Refer to appendix for reconciliation to net income.

CORPORATE GOVERNANCE

Aligns with Shareholders

- Audit, Compensation and Corporate Governance Committees are independent.
- Regular executive sessions of independent directors.
- Required resignation of an incumbent director not receiving majority of votes cast in election.
- 80% of executive target compensation is incentive based.
- Required share ownership of:
  - 5 times salary for CEO
  - 3 times salary for other executive officers, and
  - 2 times cash compensation for directors.

Board of Directors with Effective Experience

Glade M. Knight – Executive Chairman
Founder, Apple Hospitality REIT; Former Chairman/CEO, Cornerstone Realty NYSE:TCR

Justin G. Knight – Director
President & Chief Executive Officer, Apple Hospitality REIT

Glenn W. Bunting – Director
President, GB Corporation

Jon A. Fosheim – Director
Co-founder, Green Street Advisors

Bruce H. Matson – Director
Chief Legal Officer, LeClairRyan

Daryl A. Nickel – Director
Former Executive Vice President Lodging Development, Marriott® International

L. Hugh Redd – Director
Former Senior Vice President & Chief Financial Officer, General Dynamics

INVESTMENT SUMMARY

Focused on Performance

- Management team with extensive transaction and operations experience
- Strong regional and national operators
- Analytical data driven approach to drive property level results
- Scale to negotiate attractive national contracts

Structured to Reduce Risk

- Exclusively invested in Marriott® and Hilton® branded hotels which benefit from strong reservation systems and loyalty programs
- Focused on Upscale category where simple operations yield high margins
- Broad geographic diversification reduces portfolio volatility
- Well maintained portfolio with average effective age of 4 years
- Low debt provides security through cycles

Opportunity for Growth

- Continued growth in US economy
- Occupancy above prior peak in many markets
- Opportunity to grow rate and maximize bottom line performance
- Balance sheet strength enables management to pursue accretive transactions

Management is focused on generating strong risk adjusted returns over time

APPENDIX


HOMEWOOD
SUITES
Hilton

Homewood Suites, Round Rock, TX

COMPANY OVERVIEW

ENTITY	Apple Hospitality REIT, Inc.
EXCHANGE: TICKER	NYSE: APLE
DIVIDEND YIELD at 12/31/2016	6.0% yield, annual rate of $1.20 per share, paid monthly
AVERAGE TRADING VOLUME 9/1/16 (date of Apple Ten merger) - 1/31/17	1.3 Million shares per day
EQUITY MARKET CAP at 12/31/2016	$4.5 Billion
NET DEBT at 12/31/2016	$1.3 Billion
TOTAL CAPITALIZATION at 12/31/2016	$5.8 Billion
REAL ESTATE PORTFOLIO at 12/31/2016	235 hotels, exclusively Marriott® and Hilton® brands
GEOGRAPHIC DIVERSIFICATION	33 states, 96 MSAs
2016 COMPARABLE HOTELS REVENUE(1)	$1.2 Billion
2016 COMPARABLE HOTELS ADJUSTED HOTEL EBITDA MARGIN(1)	38.3%
2016 CAPEX(2)	$67 Million
MANAGEMENT TEAM	15 years average industry experience
EXECUTIVE TARGET COMPENSATION STRUCTURE	80% executive target compensation incentive based

(1) See following pages for reconciliation to revenue and net income for the year ended 12/31/16.
(2) Includes capital expenditures for Apple Ten prior to merger on September 1, 2016.

MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES

- Average executive tenure with the Apple REIT Companies is more than 15 years
- Established and operated 8 public hospitality REITs
- Raised and invested approximately $7 billion in hotel assets
- Purchased over 400 hotels
- Managed over $650 million in CapEx and renovation spending
- Sold 4 REITs in 3 transactions totaling $2.7 billion
- Merged 3 REITs and listed Company on NYSE
- Completed $1.3 billion Apple REIT Ten merger
- Representation on 7 Marriott® & Hilton® brand advisory boards, numerous brand advisory committees and leadership role in American Hotel & Lodging Association

HISTORY OF APPLE REIT BRAND OWNERSHIP

	Total Hotels Owned[1]	Current Hotel Ownership[2]
Hilton Garden Inn®	58	41
Courtyard by Marriott®	63	40
Hampton Inn by Hilton® and Hampton Inn & Suites by Hilton®	52	36
Homewood Suites by Hilton®	62	34
Residence Inn by Marriott®	102	32
SpringHill Suites by Marriott®	26	17
TownePlace Suites by Marriott®	21	12
Fairfield Inn by Marriott® and Fairfield Inn & Suites by Marriott®	20	11
Home2 Suites by Hilton®	6	6
Marriott® Hotels	7	3
Embassy Suites by Hilton®	2	2
Hilton® Hotels & Resorts	1	1
Renaissance® Hotels	1	1
Total	421	236

(1) Hotels owned by the various Apple REIT Companies since the first hospitality REIT in 1999.
(2) Hotels owned by Apple Hospitality as of February 28, 2017.

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	As of December 31,	
	2016	2015
Assets		
Investment in real estate, net of accumulated depreciation of $557,597 and $423,057, respectively	$ 4,823,489	$ 3,641,767
Assets held for sale	39,000	-
Restricted cash-furniture, fixtures and other escrows	29,425	22,651
Due from third party managers, net	31,460	24,743
Other assets, net	56,509	33,614
Total Assets	$ 4,979,883	$ 3,722,775
Liabilities		
Revolving credit facility	$ 270,000	$ 114,800
Term loans	570,934	421,444
Mortgage debt	497,029	461,859
Accounts payable and other liabilities	124,856	77,614
Total Liabilities	1,462,819	1,075,717
Shareholders' Equity		
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	-	-
Common stock, no par value, authorized 800,000,000 shares; issued and outstanding 222,938,648 and 174,368,340 shares, respectively	4,453,205	3,500,584
Accumulated other comprehensive income (loss)	4,589	(2,057)
Distributions greater than net income	(940,730)	(851,469)
Total Shareholders' Equity	3,517,064	2,647,058
Total Liabilities and Shareholders' Equity	$ 4,979,883	$ 3,722,775

Note: The Consolidated Balance Sheets and corresponding footnotes can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2016.

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(in thousands, except share data)

	Three Months Ended December 31 (Unaudited), 2016	Three Months Ended December 31 (Unaudited), 2015	Years Ended December 31, 2016	Years Ended December 31, 2015
Revenues:				
Room	$ 257,360	$ 192,751	$ 956,119	$ 821,733
Other	25,071	20,282	84,906	76,581
Total revenue	282,431	213,033	1,041,025	898,314
Expenses:				
Operating	75,062	57,134	262,432	227,915
Hotel administrative	23,178	17,278	81,099	69,526
Sales and marketing	23,419	17,507	82,663	71,009
Utilities	9,723	7,446	35,585	32,668
Repair and maintenance	12,082	9,115	41,249	36,886
Franchise fees	12,013	8,934	44,225	38,003
Management fees	9,397	6,993	35,586	31,074
Property taxes, insurance and other	16,545	12,296	56,860	46,023
Ground lease	2,822	2,492	10,409	9,996
General and administrative	4,521	5,131	17,032	19,552
Transaction and litigation costs	(2,872)	(710)	34,989	7,181
Loss on impairment of depreciable real estate assets	-	45,000	5,471	45,000
Depreciation	43,512	33,244	148,163	127,449
Total expenses	229,402	221,860	855,763	762,282
Operating income (loss)	53,029	(8,827)	185,262	136,032
Interest and other expense, net	(11,507)	(8,867)	(40,026)	(33,132)
Gain (loss) on sale of real estate	(153)	(72)	(153)	15,286
Income (loss) before income taxes	41,369	(17,766)	145,083	118,186
Income tax benefit (expense)	185	(26)	(431)	(898)
Net income (loss)	$ 41,554	$ (17,792)	$ 144,652	$ 117,288
Other comprehensive income (loss):				
Interest rate derivatives	14,580	4,106	6,646	(1,546)
Comprehensive income (loss)	$ 56,134	$ (13,686)	$ 151,298	$ 115,742
Basic and diluted net income (loss) per common share	$ 0.19	$ (0.10)	$ 0.76	$ 0.65
Weighted average common shares outstanding - basic and diluted	223,177	174,366	190,856	180,261

Note: The Consolidated Statements of Operations and Comprehensive Income (Loss) and corresponding footnotes can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2016.

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED HOTEL EBITDA FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2016 AND 2015

(Unaudited) (in thousands)

	Three Months Ended December 31,		Years Ended December 31,	
	2016	2015	2016	2015
Net income (loss)	$ 41,554	$ (17,792)	$ 144,652	$ 117,288
Depreciation	43,512	33,244	148,163	127,449
Amortization of favorable and unfavorable leases, net	161	133	674	2,422
Interest and other expense, net	11,507	8,867	40,026	33,132
Income tax (benefit) expense	(185)	26	431	898
EBITDA	96,549	24,478	333,946	281,189
Transaction and litigation costs	(2,872)	(710)	34,989	7,181
(Gain) loss on sale of real estate	153	72	153	(15,286)
Loss on impairment of depreciable real estate assets	-	45,000	5,471	45,000
Non-cash straight-line ground lease expense	940	819	3,419	3,347
Adjusted EBITDA	$ 94,770	$ 69,659	$ 377,978	$ 321,431
General and administrative expense	4,521	5,131	17,032	19,552
Adjusted Hotel EBITDA	$ 99,291	$ 74,790	$ 395,010	$ 340,983

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO FFO AND MFFO FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2016 AND 2015

(Unaudited) (in thousands)

	Three Months Ended December 31,		Years Ended December 31,	
	2016	2015	2016	2015
Net income (loss)	$ 41,554	$ (17,792)	$ 144,652	$ 117,288
Depreciation of real estate owned	43,282	33,014	147,244	126,530
(Gain) loss on sale of real estate	153	72	153	(15,286)
Loss on impairment of depreciable real estate assets	-	45,000	5,471	45,000
Amortization of favorable and unfavorable leases, net	161	133	674	2,422
Funds from operations	85,150	60,427	298,194	275,954
Transaction and litigation costs	(2,872)	(710)	34,989	7,181
Non-cash straight-line ground lease expense	940	819	3,419	3,347
Modified funds from operations	$ 83,218	$ 60,536	$ 336,602	$ 286,482

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended December 31, 2016	Three Months Ended December 31, 2015	% Change	Years Ended December 31, 2016	Years Ended December 31, 2015	% Change
Room revenue	$ 256,476	$ 249,202	2.9%	$ 1,127,412	$ 1,079,995	4.4%
Other revenue	24,647	25,031	(1.5%)	97,817	99,575	(1.8%)
Total revenue	281,123	274,233	2.5%	1,225,229	1,179,570	3.9%
Total operating expenses	181,896	176,747	2.9%	755,720	725,757	4.1%
Adjusted Hotel EBITDA	$ 99,227	$ 97,486	1.8%	$ 469,509	$ 453,813	3.5%
Adjusted Hotel EBITDA Margin %	35.3%	35.5%	(20 bps)	38.3%	38.5%	(20 bps)
ADR (Comparable Hotels)	$ 127.99	$ 126.91	0.9%	$ 133.47	$ 130.05	2.6%
Occupancy (Comparable Hotels)	72.4%	71.7%	1.0%	77.0%	76.9%	0.1%
RevPAR (Comparable Hotels)	$ 92.70	$ 91.03	1.8%	$ 102.81	$ 100.07	2.7%
ADR (Actual)	$ 127.81	$ 127.04	0.6%	$ 133.61	$ 129.38	3.3%
Occupancy (Actual)	72.4%	71.9%	0.7%	76.9%	76.9%	-
RevPAR (Actual)	$ 92.52	$ 91.36	1.3%	$ 102.80	$ 99.46	3.4%

Reconciliation to Actual Results

	Three Months Ended December 31, 2016	Three Months Ended December 31, 2015	Years Ended December 31, 2016	Years Ended December 31, 2015
Total Revenue (Actual)	$ 282,431	$ 213,033	$ 1,041,025	$ 898,314
Revenue from acquisitions prior to ownership	-	62,799	191,165	293,610
Revenue from dispositions	(1,261)	(1,566)	(6,917)	(14,113)
Lease revenue intangible amortization	(47)	(33)	(44)	1,759
Comparable Hotels Total Revenue	$ 281,123	$ 274,233	$ 1,225,229	$ 1,179,570
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 99,291	$ 74,790	$ 395,010	$ 340,983
AHEBITDA from acquisitions prior to ownership	-	22,825	75,552	115,725
AHEBITDA from dispositions	(64)	(129)	(1,053)	(2,895)
Comparable Hotels AHEBITDA	$ 99,227	$ 97,486	$ 469,509	$ 453,813

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of Net Income to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS QUARTERLY OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended							
	3/31/2015	6/30/2015	9/30/2015	12/31/2015	3/31/2016	6/30/2016	9/30/2016	12/31/2016
Room revenue	$ 252,005	$ 288,614	$ 290,174	$ 249,202	$ 265,437	$ 306,227	$ 299,272	$ 256,476
Other revenue	25,287	25,431	23,826	25,031	23,150	25,521	24,499	24,647
Total revenue	277,292	314,045	314,000	274,233	288,587	331,748	323,771	281,123
Total operating expenses	174,673	186,162	188,175	176,747	180,712	194,557	198,555	181,896
Adjusted Hotel EBITDA	$ 102,619	$ 127,883	$ 125,825	$ 97,486	$ 107,875	$ 137,191	$ 125,216	$ 99,227
Adjusted Hotel EBITDA Margin %	37.0%	40.7%	40.1%	35.5%	37.4%	41.4%	38.7%	35.3%
ADR (Comparable Hotels)	$ 128.32	$ 131.73	$ 132.75	$ 126.91	$ 132.97	$ 137.34	$ 135.00	$ 127.99
Occupancy (Comparable Hotels)	74.1%	81.7%	80.3%	71.7%	73.6%	81.9%	80.1%	72.4%
RevPAR (Comparable Hotels)	$ 95.05	$ 107.65	$ 106.56	$ 91.03	$ 97.91	$ 112.50	$ 108.17	$ 92.70
ADR (Actual)	$ 125.49	$ 131.33	$ 133.18	$ 127.04	$ 133.16	$ 138.16	$ 136.04	$ 127.81
Occupancy (Actual)	73.6%	81.8%	80.5%	71.9%	74.1%	82.2%	80.2%	72.4%
RevPAR (Actual)	$ 92.30	$ 107.43	$ 107.19	$ 91.36	$ 98.66	$ 113.59	$ 109.07	$ 92.52
Reconciliation to Actual Results								
Total Revenue (Actual)	$ 210,352	$ 234,374	$ 240,555	$ 213,033	$ 224,487	$ 257,636	$ 276,471	$ 282,431
Revenue from acquisitions prior to ownership	73,529	81,734	75,548	62,799	65,479	76,234	49,452	-
Revenue from dispositions	(8,447)	(2,030)	(2,070)	(1,566)	(1,476)	(2,075)	(2,105)	(1,261)
Lease revenue intangible amortization	1,858	(33)	(33)	(33)	97	(47)	(47)	(47)
Comparable Hotels Total Revenue	$ 277,292	$ 314,045	$ 314,000	$ 274,233	$ 288,587	$ 331,748	$ 323,771	$ 281,123
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 76,650	$ 93,805	$ 95,738	$ 74,790	$ 83,438	$ 105,574	$ 106,707	$ 99,291
AHEBITDA from acquisitions prior to ownership	28,008	34,335	30,557	22,825	24,494	32,073	18,985	-
AHEBITDA from dispositions	(2,039)	(257)	(470)	(129)	(57)	(456)	(476)	(64)
Comparable Hotels AHEBITDA	$ 102,619	$ 127,883	$ 125,825	$ 97,486	$ 107,875	$ 137,191	$ 125,216	$ 99,227

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of Net Income to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT, INC.
OPERATING STATISTICS SUMMARY DATA
(Unaudited)

	Three Months Ended December 31,			Years Ended December 31,		
	2016	2015	% Change	2016	2015	% Change
ADR (Actual)	$ 127.81	$ 127.04	0.6%	$ 133.61	$ 129.38	3.3%
Occupancy (Actual)	72.4%	71.9%	0.7%	76.9%	76.9%	-
RevPAR (Actual)	$ 92.52	$ 91.36	1.3%	$ 102.80	$ 99.46	3.4%
ADR (Comparable Hotels)	$ 127.99	$ 126.91	0.9%	$ 133.47	$ 130.05	2.6%
Occupancy (Comparable Hotels)	72.4%	71.7%	1.0%	77.0%	76.9%	0.1%
RevPAR (Comparable Hotels)	$ 92.70	$ 91.03	1.8%	$ 102.81	$ 100.07	2.7%
ADR (AHR Only Comparable Hotels)	$ 129.06	$ 127.44	1.3%	$ 134.67	$ 130.65	3.1%
Occupancy (AHR Only Comparable Hotels)	72.7%	72.1%	0.8%	77.4%	77.3%	0.1%
RevPAR (AHR Only Comparable Hotels)	$ 93.88	$ 91.84	2.2%	$ 104.22	$ 100.97	3.2%
ADR (Apple Ten Only Comparable Hotels)	$ 124.51	$ 125.19	(0.5%)	$ 129.58	$ 128.06	1.2%
Occupancy (Apple Ten Only Comparable Hotels)	71.5%	70.6%	1.3%	75.9%	75.8%	0.1%
RevPAR (Apple Ten Only Comparable Hotels)	$ 88.97	$ 88.43	0.6%	$ 98.31	$ 97.10	1.2%

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016.

AHR Only Comparable Hotels is defined as the 179 hotels owned by the Company as of December 31, 2016, excluding the 56 hotels acquired on September 1, 2016 in the merger with Apple REIT Ten, Inc.

Apple Ten Only Comparable Hotels is defined as the 56 hotels owned by Apple REIT Ten, Inc. and acquired by the Company on September 1, 2016.

Comparable Hotels includes results of hotels for periods prior to the noted entity's ownership, and excludes results for dispositions. Results included for periods prior to the noted entity's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION AND MSA THREE MONTHS ENDED DECEMBER 31 (Unaudited)

Region/MSA		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2016	Q4 2015	% Change	Q4 2016	Q4 2015	% Change	Q4 2016	Q4 2015	% Change	Q4 2016
East North Central											
Akron, OH	1	67.4%	59.4%	13.5%	$121.29	$117.37	3.3%	$81.74	$69.67	17.3%	0.4%
Chicago-Naperville-Elgin, IL-IN-WI	9	68.8%	66.5%	3.5%	$124.52	$128.28	(2.9)%	$85.66	$85.27	0.5%	4.2%
Cincinnati, OH-KY-IN	1	60.3%	65.0%	(7.2)%	$115.68	$123.75	(6.5)%	$69.70	$80.39	(13.3)%	0.2%
Detroit-Warren-Dearborn, MI	1	65.1%	71.0%	(8.3)%	$133.85	$130.47	2.6%	$87.14	$92.63	(5.9)%	0.6%
Indianapolis-Carmel-Anderson, IN	1	72.2%	66.9%	8.0%	$115.86	$109.83	5.5%	$83.70	$73.49	13.9%	0.4%
South Bend-Mishawaka, IN-MI	2	64.4%	71.8%	(10.3)%	$158.48	$149.64	5.9%	$102.06	$107.40	(5.0)%	1.0%
East North Central Total	**15**	**67.8%**	**66.8%**	**1.5%**	**$127.16**	**$128.83**	**(1.3)%**	**$86.25**	**$86.06**	**0.2%**	**6.8%**
East South Central											
Auburn-Opelika, AL	1	59.0%	66.4%	(11.2)%	$132.62	$144.78	(8.4)%	$78.19	$96.12	(18.7)%	0.3%
Birmingham-Hoover, AL	2	68.1%	69.1%	(1.4)%	$103.88	$103.12	0.7%	$70.79	$71.26	(0.7)%	0.3%
Chattanooga, TN-GA	1	76.2%	78.3%	(2.6)%	$114.96	$110.76	3.8%	$87.58	$86.68	1.0%	0.1%
Dothan, AL	2	77.8%	67.7%	14.8%	$114.61	$112.77	1.6%	$89.12	$76.37	16.7%	0.7%
Hattiesburg, MS	2	61.6%	70.1%	(12.2)%	$107.16	$108.11	(0.9)%	$65.98	$75.81	(13.0)%	0.3%
Huntsville, AL	4	68.1%	61.6%	10.7%	$106.28	$103.53	2.6%	$72.42	$63.76	13.6%	0.9%
Jackson, TN	1	86.0%	86.4%	(0.4)%	$121.31	$122.51	(1.0)%	$104.36	$105.86	(1.4)%	0.3%
Johnson City, TN	1	69.3%	70.2%	(1.3)%	$109.41	$114.88	(4.8)%	$75.81	$80.61	(6.0)%	0.2%
Knoxville, TN	3	72.7%	63.1%	15.3%	$111.85	$113.95	(1.8)%	$81.35	$71.90	13.1%	1.0%
Memphis, TN-MS-AR	1	70.1%	74.5%	(5.9)%	$122.65	$115.08	6.6%	$85.99	$85.71	0.3%	0.3%
Mobile, AL	1	66.6%	59.3%	12.3%	$102.24	$106.08	(3.6)%	$68.09	$62.89	8.3%	0.2%
Montgomery, AL	3	67.5%	71.3%	(5.3)%	$102.61	$101.92	0.7%	$69.22	$72.64	(4.7)%	0.6%
Nashville-Davidson–Murfreesboro-Franklin, TN	5	75.4%	77.8%	(3.1)%	$168.19	$161.40	4.2%	$126.86	$125.61	1.0%	4.1%
East South Central Total	**27**	**71.1%**	**70.3%**	**1.1%**	**$125.34**	**$124.17**	**0.9%**	**$89.12**	**$87.30**	**2.1%**	**9.3%**
Middle Atlantic											
New York-Newark-Jersey City, NY-NJ-PA	6	82.1%	78.7%	4.3%	$178.96	$184.82	(3.2)%	$146.95	$145.44	1.0%	2.7%
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	3	66.1%	69.1%	(4.5)%	$142.32	$134.58	5.7%	$94.00	$93.05	1.0%	1.3%
Pittsburgh, PA	1	64.7%	68.5%	(5.6)%	$130.58	$131.19	(0.5)%	$84.44	$89.88	(6.1)%	0.4%
Syracuse, NY	2	58.7%	70.1%	(16.2)%	$163.64	$169.45	(3.4)%	$96.10	$118.81	(19.1)%	0.6%
Middle Atlantic Total	**12**	**74.1%**	**74.6%**	**(0.6)%**	**$166.18**	**$167.82**	**(1.0)%**	**$123.15**	**$125.12**	**(1.6)%**	**5.0%**

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Region and Metropolitan Statistical Area ("MSA") categorization is based on STR, Inc. census region and MSA designation.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION AND MSA THREE MONTHS ENDED DECEMBER 31(Unaudited) (Continued)

Region/MSA		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2016	Q4 2015	% Change	Q4 2016	Q4 2015	% Change	Q4 2016	Q4 2015	% Change	Q4 2016
Mountain											
Boise City, ID	2	71.2%	71.5%	(0.4)%	$121.96	$117.97	3.4%	$86.84	$84.37	2.9%	1.4%
Colorado Springs, CO	1	77.6%	71.0%	9.3%	$114.62	$104.35	9.8%	$88.96	$74.10	20.1%	0.3%
Denver-Aurora-Lakewood, CO	3	69.3%	76.9%	(9.9)%	$144.00	$143.93	0.0%	$99.76	$110.64	(9.8)%	1.7%
Phoenix-Mesa-Scottsdale, AZ	8	72.3%	65.2%	10.9%	$112.66	$110.61	1.9%	$81.46	$72.08	13.0%	3.1%
Provo-Orem, UT	1	69.6%	56.4%	23.4%	$109.47	$99.18	10.4%	$76.17	$55.93	36.2%	0.3%
Salt Lake City, UT	1	74.7%	63.4%	17.7%	$96.05	$98.61	(2.6)%	$71.70	$62.56	14.6%	0.4%
Tucson, AZ	3	72.5%	73.3%	(1.1)%	$93.75	$90.29	3.8%	$67.95	$66.19	2.7%	0.7%
Mountain Total	**19**	**71.8%**	**69.1%**	**4.0%**	**$115.73**	**$114.02**	**1.5%**	**$83.14**	**$78.77**	**5.5%**	**7.9%**
New England											
Boston-Cambridge-Newton, MA-NH	4	68.4%	71.4%	(4.2)%	$128.69	$125.52	2.5%	$88.03	$89.63	(1.8)%	1.3%
New England Total	**4**	**68.4%**	**71.4%**	**(4.2)%**	**$128.69**	**$125.52**	**2.5%**	**$88.03**	**$89.63**	**(1.8)%**	**1.3%**
Pacific											
Anchorage, AK	1	74.6%	71.5%	4.4%	$150.88	$160.84	(6.2)%	$112.62	$115.00	(2.1)%	0.5%
Fresno, CA	2	81.8%	79.8%	2.5%	$125.96	$123.45	2.0%	$103.07	$98.56	4.6%	0.6%
Los Angeles-Long Beach-Anaheim, CA	14	82.5%	85.1%	(3.1)%	$150.23	$141.50	6.2%	$123.90	$120.45	2.9%	10.6%
Portland-Vancouver-Hillsboro, OR-WA	1	65.0%	62.9%	3.4%	$120.07	$115.75	3.7%	$78.06	$72.77	7.3%	0.3%
Riverside-San Bernardino-Ontario, CA	1	88.6%	88.3%	0.4%	$156.99	$143.53	9.4%	$139.17	$126.68	9.9%	0.6%
Sacramento-Roseville-Arden-Arcade, CA	1	72.4%	57.3%	26.3%	$139.74	$129.05	8.3%	$101.16	$73.96	36.8%	0.5%
San Diego-Carlsbad, CA	7	74.3%	69.2%	7.4%	$136.82	$136.24	0.4%	$101.69	$94.31	7.8%	4.5%
San Jose-Sunnyvale-Santa Clara, CA	1	83.2%	77.6%	7.2%	$196.94	$196.98	(0.0)%	$163.76	$152.78	7.2%	1.0%
Seattle-Tacoma-Bellevue, WA	3	75.5%	73.3%	2.9%	$168.02	$163.90	2.5%	$126.78	$120.16	5.5%	2.6%
Visalia-Porterville, CA	1	82.2%	78.3%	4.9%	$92.53	$87.87	5.3%	$76.02	$68.84	10.4%	0.2%
Pacific Total	**32**	**78.6%**	**77.1%**	**1.9%**	**$147.34**	**$142.37**	**3.5%**	**$115.80**	**$109.82**	**5.5%**	**21.4%**
South Atlantic											
Albany, GA	1	74.0%	70.6%	4.7%	$94.65	$93.50	1.2%	$70.00	$66.03	6.0%	0.2%
Atlanta-Sandy Springs-Roswell, GA	1	61.8%	N/A	N/A	$132.73	N/A	N/A	$82.08	N/A	N/A	0.2%
Baltimore-Columbia-Towson, MD	1	70.9%	65.6%	8.0%	$119.49	$116.94	2.2%	$84.70	$76.76	10.3%	0.4%
Charleston-North Charleston, SC	1	74.1%	73.6%	0.7%	$117.62	$112.79	4.3%	$87.16	$83.04	5.0%	0.4%
Charlotte-Concord-Gastonia, NC-SC	2	68.6%	72.1%	(4.8)%	$106.36	$104.75	1.5%	$72.95	$75.49	(3.4)%	0.5%
Charlottesville, VA	1	77.2%	81.6%	(5.4)%	$169.67	$162.47	4.4%	$131.01	$132.56	(1.2)%	0.9%

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Region and Metropolitan Statistical Area ("MSA") categorization is based on STR, Inc. census region and MSA designation.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION AND MSA THREE MONTHS ENDED DECEMBER 31(Unaudited) (Continued)

Region/MSA		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2016	Q4 2015	% Change	Q4 2016	Q4 2015	% Change	Q4 2016	Q4 2015	% Change	Q4 2016
South Atlantic Continued											
Columbia, SC	2	74.4%	79.5%	(6.4)%	$116.13	$112.64	3.1%	$86.43	$89.59	(3.5)%	0.8%
Columbus, GA-AL	2	54.7%	58.2%	(6.0)%	$86.93	$83.89	3.6%	$47.57	$48.83	(2.6)%	0.2%
Durham-Chapel Hill, NC	1	74.5%	72.7%	2.5%	$116.30	$113.51	2.5%	$86.69	$82.53	5.0%	0.3%
Fayetteville, NC	2	88.5%	75.6%	17.1%	$112.38	$106.94	5.1%	$99.50	$80.87	23.0%	0.9%
Gainesville, FL	2	73.9%	80.0%	(7.6)%	$133.43	$138.00	(3.3)%	$98.58	$110.39	(10.7)%	0.7%
Greensboro-High Point, NC	1	75.3%	76.6%	(1.6)%	$114.40	$111.85	2.3%	$86.19	$85.65	0.6%	0.3%
Greenville-Anderson-Mauldin, SC	1	81.1%	82.1%	(1.2)%	$114.96	$104.18	10.3%	$93.27	$85.55	9.0%	0.3%
Harrisonburg, VA	1	83.1%	78.2%	6.3%	$109.49	$105.82	3.5%	$90.97	$82.73	10.0%	0.5%
Hilton Head Island-Bluffton-Beaufort, SC	1	78.2%	63.4%	23.3%	$121.11	$106.42	13.8%	$94.67	$67.48	40.3%	0.3%
Jacksonville, FL	1	88.0%	83.5%	5.4%	$143.68	$131.44	9.3%	$126.46	$109.76	15.2%	0.7%
Jacksonville, NC	1	73.3%	63.9%	14.8%	$91.78	$91.36	0.5%	$67.30	$58.36	15.3%	0.3%
Kingsport-Bristol-Bristol, TN-VA	1	54.7%	54.7%	0.0%	$93.44	$102.08	(8.5)%	$51.10	$55.82	(8.5)%	0.3%
Lakeland-Winter Haven, FL	1	75.4%	82.5%	(8.5)%	$116.02	$114.44	1.4%	$87.53	$94.38	(7.3)%	0.2%
Macon, GA	1	75.8%	78.2%	(3.0)%	$127.96	$123.60	3.5%	$97.00	$96.61	0.4%	0.4%
Miami-Fort Lauderdale-West Palm Beach, FL	7	83.3%	84.7%	(1.7)%	$136.87	$139.31	(1.8)%	$114.00	$118.01	(3.4)%	4.4%
North Port-Sarasota-Bradenton, FL	1	86.3%	84.2%	2.4%	$115.53	$114.13	1.2%	$99.65	$96.12	3.7%	0.3%
Orlando-Kissimmee-Sanford, FL	3	85.2%	81.9%	4.1%	$109.17	$106.64	2.4%	$93.02	$87.33	6.5%	1.5%
Palm Bay-Melbourne-Titusville, FL	1	80.0%	N/A	N/A	$126.57	N/A	N/A	$101.25	N/A	N/A	0.7%
Panama City, FL	2	67.2%	66.6%	0.8%	$99.93	$99.53	0.4%	$67.13	$66.32	1.2%	0.5%
Pensacola-Ferry Pass-Brent, FL	1	71.8%	68.2%	5.3%	$88.77	$86.29	2.9%	$63.76	$58.85	8.3%	0.2%
Raleigh, NC	1	77.2%	68.9%	12.1%	$104.10	$95.91	8.5%	$80.38	$66.08	21.6%	0.4%
Richmond, VA	4	64.4%	65.3%	(1.4)%	$147.08	$145.37	1.2%	$94.74	$95.00	(0.3)%	3.6%
Savannah, GA	1	87.0%	78.6%	10.8%	$125.60	$119.47	5.1%	$109.33	$93.85	16.5%	0.4%
Tallahassee, FL	2	75.8%	67.2%	12.7%	$133.85	$129.14	3.6%	$101.40	$86.80	16.8%	0.7%
Tampa-St. Petersburg-Clearwater, FL	2	79.0%	69.4%	13.9%	$115.99	$106.32	9.1%	$91.67	$73.80	24.2%	0.8%
Virginia Beach-Norfolk-Newport News, VA-NC	4	66.3%	61.2%	8.3%	$98.60	$95.48	3.3%	$65.35	$58.42	11.9%	0.7%
Washington-Arlington-Alexandria, DC-VA-MD-WV	5	68.6%	68.2%	0.5%	$126.99	$122.38	3.8%	$87.09	$83.49	4.3%	2.7%
Wilmington, NC	2	61.6%	62.5%	(1.3)%	$100.37	$92.21	8.8%	$61.84	$57.59	7.4%	0.8%
Winston-Salem, NC	2	67.0%	67.2%	(0.2)%	$123.14	$120.27	2.4%	$82.55	$80.82	2.1%	0.7%
South Atlantic Total	**63**	**73.6%**	**72.2%**	**1.9%**	**$121.29**	**$118.63**	**2.2%**	**$89.22**	**$85.68**	**4.1%**	**27.2%**

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Region and Metropolitan Statistical Area ("MSA") categorization is based on STR, Inc. census region and MSA designation.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION AND MSA THREE MONTHS ENDED DECEMBER 31(Unaudited) (Continued)

Region/MSA		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2016	Q4 2015	% Change	Q4 2016	Q4 2015	% Change	Q4 2016	Q4 2015	% Change	Q4 2016
West North Central											
Cedar Rapids, IA	2	78.1%	62.3%	25.2%	$107.01	$111.22	(3.8)%	$83.54	$69.33	20.5%	0.6%
Davenport-Moline-Rock Island, IA-IL	1	74.1%	66.9%	10.7%	$109.55	$120.32	(9.0)%	$81.13	$80.46	0.8%	0.3%
Kansas City, MO-KS	5	75.3%	72.4%	4.0%	$116.66	$119.39	(2.3)%	$87.81	$86.43	1.6%	1.6%
Minneapolis-St. Paul-Bloomington, MN-WI	1	65.5%	66.8%	(1.9)%	$131.67	$128.16	2.7%	$86.27	$85.59	0.8%	0.3%
Omaha-Council Bluffs, NE-IA	4	64.2%	70.6%	(9.1)%	$117.87	$120.55	(2.2)%	$75.67	$85.12	(11.1)%	1.4%
Rochester, MN	1	67.9%	66.8%	1.6%	$100.88	$100.07	0.8%	$68.46	$66.81	2.5%	0.1%
St. Louis, MO-IL	2	65.1%	65.8%	(1.1)%	$129.58	$125.19	3.5%	$84.32	$82.40	2.3%	0.7%
Wichita, KS	1	57.9%	60.7%	(4.7)%	$95.67	$96.97	(1.3)%	$55.41	$58.90	(5.9)%	0.1%
West North Central Total	**17**	**69.0%**	**68.6%**	**0.7%**	**$116.57**	**$118.47**	**(1.6)%**	**$80.46**	**$81.23**	**(0.9)%**	**5.1%**
West South Central											
Austin-Round Rock, TX	7	73.9%	75.5%	(2.1)%	$123.75	$126.43	(2.1)%	$91.50	$95.51	(4.2)%	2.9%
Baton Rouge, LA	1	86.3%	68.6%	25.7%	$111.07	$86.05	29.1%	$95.84	$59.05	62.3%	0.4%
Beaumont-Port Arthur, TX	1	81.8%	57.6%	42.0%	$93.61	$93.37	0.3%	$76.60	$53.82	42.3%	0.4%
Dallas-Fort Worth-Arlington, TX	14	73.2%	75.8%	(3.4)%	$124.94	$122.76	1.8%	$91.47	$93.05	(1.7)%	5.8%
El Paso, TX	2	80.3%	75.0%	7.0%	$110.83	$117.21	(5.4)%	$88.98	$87.95	1.2%	0.7%
Fayetteville-Springdale-Rogers, AR-MO	4	63.7%	63.5%	0.4%	$123.74	$114.24	8.3%	$78.88	$72.55	8.7%	1.2%
Houston-The Woodlands-Sugar Land, TX	6	57.4%	62.4%	(8.0)%	$111.82	$129.74	(13.8)%	$64.20	$80.99	(20.7)%	1.2%
Lafayette, LA	2	65.2%	70.2%	(7.1)%	$114.43	$121.14	(5.5)%	$74.62	$85.01	(12.2)%	0.6%
New Orleans-Metairie, LA	1	81.7%	74.1%	10.3%	$174.43	$185.04	(5.7)%	$142.45	$137.02	4.0%	1.0%
Oklahoma City, OK	4	68.6%	75.1%	(8.6)%	$129.18	$129.59	(0.3)%	$88.66	$97.27	(8.8)%	1.6%
San Antonio-New Braunfels, TX	1	69.6%	62.4%	11.5%	$90.20	$89.55	0.7%	$62.82	$55.92	12.3%	0.2%
Texarkana, TX-AR	3	54.4%	58.7%	(7.4)%	$83.85	$82.22	2.0%	$45.62	$48.29	(5.5)%	0.0%
West South Central Total	**46**	**69.8%**	**71.0%**	**(1.7)%**	**$120.78**	**$122.53**	**(1.4)%**	**$84.30**	**$87.02**	**(3.1)%**	**16.0%**
Total Portfolio	**235**	**72.4%**	**71.7%**	**1.0%**	**$127.99**	**$126.91**	**0.9%**	**$92.70**	**$91.03**	**1.8%**	**100.0%**

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Region and Metropolitan Statistical Area ("MSA") categorization is based on STR, Inc. census region and MSA designation.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION AND MSA YEARS ENDED DECEMBER 31(Unaudited)

Region/MSA	# of Hotels	Occupancy YTD 2016	Occupancy YTD 2015	Occupancy % Change	ADR YTD 2016	ADR YTD 2015	ADR % Change	RevPAR YTD 2016	RevPAR YTD 2015	RevPAR % Change	% of Adjusted Hotel EBITDA YTD 2016
East North Central											
Akron, OH	1	70.2%	67.3%	4.4%	$124.41	$122.74	1.4%	$87.37	$82.56	5.8%	0.4%
Chicago-Naperville-Elgin, IL-IN-WI	9	73.1%	75.1%	(2.7)%	$128.09	$129.26	(0.9)%	$93.68	$97.14	(3.6)%	4.1%
Cincinnati, OH-KY-IN	1	71.2%	73.9%	(3.7)%	$127.27	$128.93	(1.3)%	$90.60	$95.34	(5.0)%	0.3%
Detroit-Warren-Dearborn, MI	1	73.9%	76.0%	(2.8)%	$136.41	$127.68	6.8%	$100.78	$97.02	3.9%	0.5%
Indianapolis-Carmel-Anderson, IN	1	76.5%	73.0%	4.8%	$118.20	$113.21	4.4%	$90.38	$82.59	9.4%	0.4%
South Bend-Mishawaka, IN-MI	2	75.7%	76.7%	(1.3)%	$142.04	$136.21	4.3%	$107.59	$104.51	2.9%	0.9%
East North Central Total	**15**	**73.4%**	**74.7%**	**(1.7)%**	**$129.20**	**$128.55**	**0.5%**	**$94.78**	**$95.98**	**(1.3)%**	**6.6%**
East South Central											
Auburn-Opelika, AL	1	68.0%	74.0%	(8.0)%	$128.41	$126.11	1.8%	$87.36	$93.26	(6.3)%	0.3%
Birmingham-Hoover, AL	2	72.3%	67.4%	7.2%	$103.39	$104.79	(1.3)%	$74.74	$70.64	5.8%	0.3%
Chattanooga, TN-GA	1	69.8%	81.8%	(14.7)%	$113.28	$108.18	4.7%	$79.05	$88.50	(10.7)%	0.1%
Dothan, AL	2	78.1%	72.4%	8.0%	$116.34	$113.39	2.6%	$90.90	$82.07	10.8%	0.6%
Hattiesburg, MS	2	67.9%	77.1%	(11.8)%	$109.29	$108.77	0.5%	$74.26	$83.82	(11.4)%	0.4%
Huntsville, AL	4	74.4%	73.1%	1.8%	$106.94	$103.92	2.9%	$79.61	$76.01	4.7%	0.9%
Jackson, TN	1	89.3%	88.9%	0.5%	$125.90	$122.61	2.7%	$112.42	$108.96	3.2%	0.3%
Johnson City, TN	1	71.9%	74.7%	(3.8)%	$120.58	$118.14	2.1%	$86.65	$88.24	(1.8)%	0.3%
Knoxville, TN	3	72.0%	72.0%	(0.1)%	$109.51	$108.67	0.8%	$78.84	$78.28	0.7%	0.8%
Memphis, TN-MS-AR	1	82.1%	77.0%	6.6%	$120.38	$119.03	1.1%	$98.82	$91.68	7.8%	0.4%
Mobile, AL	1	70.5%	72.7%	(3.1)%	$108.32	$109.30	(0.9)%	$76.31	$79.49	(4.0)%	0.2%
Montgomery, AL	3	75.1%	77.2%	(2.7)%	$105.06	$101.88	3.1%	$78.86	$78.60	0.3%	0.6%
Nashville-Davidson-Murfreesboro-Franklin, TN	5	84.5%	85.6%	(1.3)%	$169.43	$162.53	4.2%	$143.17	$139.13	2.9%	4.0%
East South Central Total	**27**	**76.6%**	**77.2%**	**(0.8)%**	**$126.96**	**$123.81**	**2.5%**	**$97.28**	**$95.60**	**1.8%**	**9.2%**
Middle Atlantic											
New York-Newark-Jersey City, NY-NJ-PA	6	81.4%	79.6%	2.3%	$172.33	$173.50	(0.7)%	$140.28	$138.11	1.6%	2.0%
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	3	71.4%	71.6%	(0.3)%	$145.02	$137.61	5.4%	$103.48	$98.53	5.0%	1.2%
Pittsburgh, PA	1	66.8%	74.0%	(9.7)%	$130.85	$128.36	1.9%	$87.45	$94.95	(7.9)%	0.3%
Syracuse, NY	2	73.2%	75.2%	(2.7)%	$169.34	$169.34	0.0%	$123.96	$127.42	(2.7)%	0.9%
Middle Atlantic Total	**12**	**76.8%**	**76.7%**	**0.1%**	**$162.88**	**$161.32**	**1.0%**	**$125.12**	**$123.74**	**1.1%**	**4.4%**

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Region and Metropolitan Statistical Area ("MSA") categorization is based on STR, Inc. census region and MSA designation.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION AND MSA YEARS ENDED DECEMBER 31(Unaudited) (Continued)

Region/MSA		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016
Mountain											
Boise City, ID	2	79.5%	76.1%	4.6%	$124.69	$116.07	7.4%	$99.19	$88.31	12.3%	1.5%
Colorado Springs, CO	1	83.8%	76.2%	10.0%	$125.27	$115.82	8.2%	$105.02	$88.28	19.0%	0.4%
Denver-Aurora-Lakewood, CO	3	77.6%	81.8%	(5.1)%	$153.04	$152.14	0.6%	$118.80	$124.51	(4.6)%	2.1%
Phoenix-Mesa-Scottsdale, AZ	8	72.4%	66.3%	9.2%	$118.72	$119.21	(0.4)%	$85.89	$79.00	8.7%	2.9%
Provo-Orem, UT	1	73.2%	76.6%	(4.3)%	$112.97	$99.20	13.9%	$82.75	$75.97	8.9%	0.3%
Salt Lake City, UT	1	76.9%	73.5%	4.6%	$107.68	$108.73	(1.0)%	$82.80	$79.93	3.6%	0.3%
Tucson, AZ	3	80.8%	76.9%	5.1%	$96.40	$92.16	4.6%	$77.85	$70.84	9.9%	0.8%
Mountain Total	**19**	**76.3%**	**73.2%**	**4.2%**	**$121.92**	**$119.57**	**2.0%**	**$93.00**	**$87.51**	**6.3%**	**8.3%**
New England											
Boston-Cambridge-Newton, MA-NH	4	77.3%	77.4%	(0.1)%	$130.27	$125.48	3.8%	$100.76	$97.11	3.8%	1.5%
New England Total	**4**	**77.3%**	**77.4%**	**(0.1)%**	**$130.27**	**$125.48**	**3.8%**	**$100.76**	**$97.11**	**3.8%**	**1.5%**
Pacific											
Anchorage, AK	1	80.1%	83.4%	(3.9)%	$201.24	$205.92	(2.3)%	$161.23	$171.73	(6.1)%	0.9%
Fresno, CA	2	85.4%	84.8%	0.7%	$128.45	$122.79	4.6%	$109.71	$104.15	5.3%	0.5%
Los Angeles-Long Beach-Anaheim, CA	14	87.6%	85.4%	2.6%	$161.98	$144.58	12.0%	$141.97	$123.53	14.9%	10.5%
Portland-Vancouver-Hillsboro, OR-WA	1	73.6%	78.5%	(6.2)%	$128.62	$122.91	4.6%	$94.69	$96.49	(1.9)%	0.4%
Riverside-San Bernardino-Ontario, CA	1	92.0%	90.8%	1.4%	$152.19	$136.58	11.4%	$140.07	$123.95	13.0%	0.5%
Sacramento-Roseville-Arden-Arcade, CA	1	77.6%	77.0%	0.8%	$139.34	$126.59	10.1%	$108.14	$97.46	11.0%	0.5%
San Diego-Carlsbad, CA	7	78.3%	76.9%	1.8%	$148.23	$145.42	1.9%	$116.00	$111.77	3.8%	4.9%
San Jose-Sunnyvale-Santa Clara, CA	1	87.6%	85.9%	2.0%	$209.16	$189.90	10.1%	$183.33	$163.17	12.4%	1.0%
Seattle-Tacoma-Bellevue, WA	3	82.8%	84.3%	(1.9)%	$191.73	$186.62	2.7%	$158.66	$157.37	0.8%	3.1%
Visalia-Porterville, CA	1	83.6%	83.5%	0.2%	$101.74	$95.91	6.1%	$85.08	$80.07	6.3%	0.2%
Pacific Total	**32**	**83.6%**	**82.5%**	**1.3%**	**$160.52**	**$150.19**	**6.9%**	**$134.16**	**$123.92**	**8.3%**	**22.5%**
South Atlantic											
Albany, GA	1	74.2%	71.6%	3.5%	$93.68	$92.72	1.0%	$69.49	$66.43	4.6%	0.2%
Atlanta-Sandy Springs-Roswell, GA	1	61.7%	N/A	N/A	$133.25	N/A	N/A	$82.22	N/A	N/A	0.1%
Baltimore-Columbia-Towson, MD	1	72.2%	68.3%	5.7%	$117.41	$115.27	1.9%	$84.77	$78.72	7.7%	0.3%
Charleston-North Charleston, SC	1	81.8%	79.3%	3.1%	$120.38	$112.97	6.6%	$98.47	$89.59	9.9%	0.4%
Charlotte-Concord-Gastonia, NC-SC	2	76.4%	71.9%	6.3%	$109.02	$107.42	1.5%	$83.26	$77.20	7.8%	0.5%
Charlottesville, VA	1	81.5%	86.5%	(5.7)%	$171.03	$168.15	1.7%	$139.41	$145.38	(4.1)%	0.8%

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Region and Metropolitan Statistical Area ("MSA") categorization is based on STR, Inc. census region and MSA designation.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION AND MSA YEARS ENDED DECEMBER 31(Unaudited) (Continued)

Region/MSA		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016
South Atlantic Continued											
Columbia, SC	2	78.7%	78.5%	0.2%	$113.25	$109.85	3.1%	$89.17	$86.28	3.3%	0.7%
Columbus, GA-AL	2	57.9%	62.4%	(7.2)%	$87.52	$85.60	2.2%	$50.69	$53.44	(5.2)%	0.2%
Durham-Chapel Hill, NC	1	77.2%	79.9%	(3.4)%	$117.06	$113.58	3.1%	$90.34	$90.75	(0.4)%	0.3%
Fayetteville, NC	2	88.4%	85.2%	3.7%	$110.33	$107.09	3.0%	$97.52	$91.29	6.8%	0.8%
Gainesville, FL	2	78.2%	81.0%	(3.5)%	$132.31	$131.42	0.7%	$103.51	$106.51	(2.8)%	0.7%
Greensboro-High Point, NC	1	79.5%	75.4%	5.5%	$107.58	$109.26	(1.5)%	$85.57	$82.41	3.8%	0.2%
Greenville-Anderson-Mauldin, SC	1	84.7%	84.6%	0.1%	$111.75	$105.88	5.5%	$94.70	$89.61	5.7%	0.2%
Harrisonburg, VA	1	83.7%	78.6%	6.5%	$112.60	$103.07	9.3%	$94.29	$81.04	16.4%	0.4%
Hilton Head Island-Bluffton-Beaufort, SC	1	79.8%	76.2%	4.7%	$127.93	$122.95	4.1%	$102.12	$93.72	9.0%	0.4%
Jacksonville, FL	1	85.8%	89.1%	(3.7)%	$141.67	$137.27	3.2%	$121.50	$122.24	(0.6)%	0.5%
Jacksonville, NC	1	79.4%	75.7%	4.9%	$93.72	$94.06	(0.4)%	$74.45	$71.21	4.6%	0.3%
Kingsport-Bristol-Bristol, TN-VA	1	59.5%	63.7%	(6.5)%	$109.25	$112.06	(2.5)%	$65.05	$71.36	(8.8)%	0.4%
Lakeland-Winter Haven, FL	1	77.8%	78.1%	(0.3)%	$130.75	$124.97	4.6%	$101.79	$97.62	4.3%	0.3%
Macon, GA	1	82.9%	84.6%	(2.0)%	$124.58	$119.61	4.2%	$103.27	$101.14	2.1%	0.4%
Miami-Fort Lauderdale-West Palm Beach, FL	7	85.3%	86.0%	(0.8)%	$141.92	$142.15	(0.2)%	$121.04	$122.22	(1.0)%	4.0%
North Port-Sarasota-Bradenton, FL	1	88.3%	86.4%	2.2%	$129.69	$126.64	2.4%	$114.51	$109.44	4.6%	0.3%
Orlando-Kissimmee-Sanford, FL	3	87.0%	85.6%	1.7%	$112.45	$110.06	2.2%	$97.82	$94.18	3.9%	1.4%
Palm Bay-Melbourne-Titusville, FL	1	75.2%	N/A	N/A	$123.70	N/A	N/A	$93.04	N/A	N/A	0.4%
Panama City, FL	2	74.7%	75.9%	(1.6)%	$122.35	$116.31	5.2%	$91.36	$88.23	3.5%	0.7%
Pensacola-Ferry Pass-Brent, FL	1	78.9%	80.5%	(1.9)%	$102.55	$100.93	1.6%	$80.93	$81.20	(0.3)%	0.3%
Raleigh, NC	1	70.8%	69.3%	2.2%	$100.12	$94.98	5.4%	$70.86	$65.81	7.7%	0.3%
Richmond, VA	4	70.4%	71.2%	(1.0)%	$146.09	$141.93	2.9%	$102.88	$101.00	1.9%	2.8%
Savannah, GA	1	86.3%	85.5%	0.9%	$126.54	$120.45	5.1%	$109.18	$103.02	6.0%	0.3%
Tallahassee, FL	2	75.1%	76.8%	(2.3)%	$119.07	$119.46	(0.3)%	$89.39	$91.79	(2.6)%	0.5%
Tampa-St. Petersburg-Clearwater, FL	2	84.4%	79.1%	6.7%	$121.19	$111.64	8.6%	$102.28	$88.33	15.8%	0.7%
Virginia Beach-Norfolk-Newport News, VA-NC	4	74.2%	74.0%	0.3%	$142.04	$136.72	3.9%	$105.39	$101.16	4.2%	1.7%
Washington-Arlington-Alexandria, DC-VA-MD-WV	5	72.7%	68.1%	6.7%	$132.65	$128.25	3.4%	$96.39	$87.37	10.3%	2.6%
Wilmington, NC	2	71.5%	72.7%	(1.7)%	$131.47	$128.00	2.7%	$94.01	$93.09	1.0%	0.9%
Winston-Salem, NC	2	69.7%	74.6%	(6.5)%	$116.96	$116.20	0.7%	$81.56	$86.68	(5.9)%	0.6%
South Atlantic Total	**63**	**77.3%**	**77.0%**	**0.4%**	**$126.79**	**$123.80**	**2.4%**	**$98.01**	**$95.28**	**2.9%**	**25.6%**

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Region and Metropolitan Statistical Area ("MSA") categorization is based on STR, Inc. census region and MSA designation.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION AND MSA YEARS ENDED DECEMBER 31(Unaudited) (Continued)

Region/MSA		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016
West North Central											
Cedar Rapids, IA	2	75.8%	71.9%	5.5%	$110.51	$108.90	1.5%	$83.81	$78.31	7.0%	0.5%
Davenport-Moline-Rock Island, IA-IL	1	76.5%	74.1%	3.3%	$119.24	$123.91	(3.8)%	$91.24	$91.77	(0.6)%	0.3%
Kansas City, MO-KS	5	75.2%	78.7%	(4.5)%	$119.03	$117.36	1.4%	$89.56	$92.42	(3.1)%	1.4%
Minneapolis-St. Paul-Bloomington, MN-WI	1	73.8%	70.7%	4.3%	$133.73	$129.65	3.1%	$98.67	$91.70	7.6%	0.3%
Omaha-Council Bluffs, NE-IA	4	74.4%	75.0%	(0.8)%	$136.89	$131.89	3.8%	$101.91	$98.96	3.0%	2.1%
Rochester, MN	1	72.5%	70.8%	2.5%	$103.24	$103.50	(0.3)%	$74.85	$73.24	2.2%	0.2%
St. Louis, MO-IL	2	74.4%	75.2%	(1.1)%	$136.84	$136.74	0.1%	$101.80	$102.85	(1.0)%	0.9%
Wichita, KS	1	61.8%	64.5%	(4.1)%	$99.70	$99.29	0.4%	$61.65	$63.99	(3.7)%	0.1%
West North Central Total	**17**	**74.2%**	**74.8%**	**(0.8)%**	**$125.34**	**$123.29**	**1.7%**	**$93.00**	**$92.17**	**0.9%**	**5.8%**
West South Central											
Austin-Round Rock, TX	7	78.6%	83.7%	(6.1)%	$128.35	$126.56	1.4%	$100.85	$105.95	(4.8)%	2.7%
Baton Rouge, LA	1	79.3%	73.5%	7.9%	$101.48	$85.71	18.4%	$80.42	$62.96	27.7%	0.3%
Beaumont-Port Arthur, TX	1	81.7%	73.9%	10.6%	$94.91	$92.46	2.6%	$77.53	$68.32	13.5%	0.4%
Dallas-Fort Worth-Arlington, TX	14	78.5%	78.7%	(0.2)%	$126.87	$123.88	2.4%	$99.58	$97.46	2.2%	5.6%
El Paso, TX	2	78.5%	78.7%	(0.3)%	$116.56	$118.48	(1.6)%	$91.50	$93.29	(1.9)%	0.7%
Fayetteville-Springdale-Rogers, AR-MO	4	69.0%	69.5%	(0.7)%	$118.78	$115.95	2.4%	$82.01	$80.60	1.7%	1.1%
Houston-The Woodlands-Sugar Land, TX	6	61.4%	66.8%	(8.1)%	$123.11	$135.41	(9.1)%	$75.59	$90.43	(16.4)%	1.6%
Lafayette, LA	2	70.4%	77.5%	(9.1)%	$117.90	$120.68	(2.3)%	$83.00	$93.51	(11.2)%	0.7%
New Orleans-Metairie, LA	1	80.0%	78.8%	1.5%	$169.22	$170.35	(0.7)%	$135.38	$134.27	0.8%	0.8%
Oklahoma City, OK	4	77.4%	77.9%	(0.6)%	$136.17	$135.17	0.7%	$105.41	$105.31	0.1%	1.9%
San Antonio-New Braunfels, TX	1	80.2%	77.8%	3.2%	$97.09	$94.91	2.3%	$77.88	$73.79	5.5%	0.2%
Texarkana, TX-AR	3	62.9%	58.7%	7.1%	$85.62	$82.29	4.0%	$53.82	$48.31	11.4%	0.1%
West South Central Total	**46**	**74.5%**	**75.9%**	**(1.9)%**	**$123.95**	**$123.81**	**0.1%**	**$92.29**	**$93.93**	**(1.7)%**	**16.1%**
Total Portfolio	**235**	**77.0%**	**76.9%**	**0.1%**	**$133.47**	**$130.05**	**2.6%**	**$102.81**	**$100.07**	**2.7%**	**100.0%**

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Region and Metropolitan Statistical Area ("MSA") categorization is based on STR, Inc. census region and MSA designation.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE
THREE MONTHS ENDED DECEMBER 31(Unaudited)

Chain Scale/Brand	# of Hotels	Occupancy Q4 2016	Occupancy Q4 2015	Occupancy % Change	Average Daily Rate Q4 2016	Average Daily Rate Q4 2015	Average Daily Rate % Change	RevPAR Q4 2016	RevPAR Q4 2015	RevPAR % Change	% of Adjusted Hotel EBITDA Q4 2016
Upscale											
Courtyard	39	68.6%	68.6%	0.1%	$128.33	$127.11	1.0%	$88.04	$87.13	1.0%	17.8%
Hilton Garden Inn	41	71.1%	70.7%	0.5%	$128.65	$128.10	0.4%	$91.48	$90.59	1.0%	18.8%
Homewood Suites	34	77.1%	77.0%	0.0%	$131.14	$130.03	0.9%	$101.05	$100.14	0.9%	13.7%
Residence Inn	32	75.2%	75.2%	0.0%	$136.94	$135.24	1.3%	$103.05	$101.76	1.3%	15.2%
SpringHill Suites	17	73.3%	71.3%	2.7%	$114.48	$110.44	3.7%	$83.87	$78.75	6.5%	6.8%
Upscale Total	**163**	**72.5%**	**72.2%**	**0.5%**	**$129.04**	**$127.65**	**1.1%**	**$93.59**	**$92.10**	**1.6%**	**72.3%**
Upper Midscale											
Fairfield Inn/Fairfield Inn & Suites	11	75.7%	74.7%	1.3%	$114.38	$110.60	3.4%	$86.53	$82.58	4.8%	4.0%
Hampton Inn/Hampton Inn & Suites	36	72.7%	71.0%	2.4%	$121.38	$121.05	0.3%	$88.29	$85.97	2.7%	12.8%
Home2 Suites	6	76.0%	73.3%	3.6%	$122.94	$116.47	5.6%	$93.43	$85.41	9.4%	2.5%
TownePlace Suites	12	69.1%	67.5%	2.5%	$96.98	$93.20	4.1%	$67.06	$62.89	6.6%	2.8%
Upper Midscale Total	**65**	**73.0%**	**71.3%**	**2.4%**	**$116.63**	**$114.54**	**1.8%**	**$85.09**	**$81.61**	**4.3%**	**22.1%**
Upper Upscale											
Embassy Suites	2	78.2%	68.0%	15.0%	$139.84	$146.33	(4.4)%	$109.38	$99.55	9.9%	1.1%
Hilton	1	79.5%	79.4%	0.1%	$161.98	$165.67	(2.2)%	$128.75	$131.50	(2.1)%	1.1%
Marriott	3	57.2%	61.9%	(7.5)%	$140.00	$143.37	(2.3)%	$80.08	$88.68	(9.7)%	3.3%
Renaissance	1	95.7%	88.5%	8.2%	$288.64	$313.85	(8.0)%	$276.26	$277.74	(0.5)%	0.1%
Upper Upscale Total	**7**	**68.8%**	**68.6%**	**0.3%**	**$168.62**	**$174.25**	**(3.2)%**	**$116.08**	**$119.56**	**(2.9)%**	**5.6%**
Total Portfolio	**235**	**72.4%**	**71.7%**	**1.0%**	**$127.99**	**$126.91**	**0.9%**	**$92.70**	**$91.03**	**1.8%**	**100.0%**

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Brand categorization is based on STR, Inc. census chain scale designation.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE YEARS ENDED DECEMBER 31 (Unaudited)

Chain Scale/Brand		Occupancy			Average Daily Rate			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016
Upscale											
Courtyard	39	73.4%	73.0%	0.5%	$139.98	$135.87	3.0%	$102.69	$99.18	3.5%	19.7%
Hilton Garden Inn	41	76.6%	77.0%	(0.6)%	$132.35	$130.08	1.7%	$101.35	$100.22	1.1%	19.0%
Homewood Suites	34	81.2%	81.2%	0.1%	$134.67	$130.66	3.1%	$109.40	$106.08	3.1%	12.9%
Residence Inn	32	79.9%	80.7%	(1.0)%	$143.96	$139.56	3.2%	$114.99	$112.56	2.2%	15.3%
SpringHill Suites	17	77.4%	75.7%	2.3%	$118.47	$109.28	8.4%	$91.72	$82.68	10.9%	6.6%
Upscale Total	**163**	**77.3%**	**77.2%**	**0.1%**	**$135.28**	**$131.25**	**3.1%**	**$104.55**	**$101.38**	**3.1%**	**73.5%**
Upper Midscale											
Fairfield Inn/Fairfield Inn & Suites	11	78.4%	77.8%	0.8%	$117.08	$112.26	4.3%	$91.81	$87.37	5.1%	3.7%
Hampton Inn/Hampton Inn & Suites	36	77.4%	77.3%	0.1%	$126.93	$124.84	1.7%	$98.24	$96.53	1.8%	13.3%
Home2 Suites	6	82.2%	81.2%	1.3%	$122.73	$117.38	4.6%	$100.88	$95.27	5.9%	2.3%
TownePlace Suites	12	75.1%	74.3%	1.1%	$100.08	$96.24	4.0%	$75.14	$71.50	5.1%	2.9%
Upper Midscale Total	**65**	**77.6%**	**77.2%**	**0.5%**	**$120.72**	**$117.52**	**2.7%**	**$93.67**	**$90.73**	**3.2%**	**22.2%**
Upper Upscale											
Embassy Suites	2	82.1%	80.4%	2.1%	$170.49	$172.78	(1.3)%	$140.04	$138.99	0.8%	1.3%
Hilton	1	79.4%	77.6%	2.4%	$167.42	$165.80	1.0%	$132.99	$128.59	3.4%	0.9%
Marriott	3	61.9%	64.9%	(4.6)%	$144.25	$145.00	(0.5)%	$89.31	$94.13	(5.1)%	2.5%
Renaissance	1	88.6%	86.3%	2.7%	$263.15	$276.66	(4.9)%	$233.09	$238.72	(2.4)%	(0.4)%
Upper Upscale Total	**7**	**71.3%**	**72.2%**	**(1.1)%**	**$171.44**	**$173.08**	**(0.9)%**	**$122.28**	**$124.88**	**(2.1)%**	**4.3%**
Total Portfolio	**235**	**77.0%**	**76.9%**	**0.1%**	**$133.47**	**$130.05**	**2.6%**	**$102.81**	**$100.07**	**2.7%**	**100.0%**

Note: Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Brand categorization is based on STR, Inc. census chain scale designation.

APPLE HOSPITALITY REIT

MANAGEMENT COMPANIES

TOP 10 APPLE HOSPITALITY OPERATORS AS OF DECEMBER 31, 2016

Rank	Company Name	Total # of Properties[1]	% of Apple Hospitality Portfolio[2]	Apple Hospitality's % of Operator's Portfolio[2]
1	LBA	39	17%	64%
2	White Lodging	29	12%	18%
3	Dimension	24	10%	43%
4	McKibbon	18	8%	21%
5	Western	17	7%	45%
6	Marriott	14	6%	2%
7	Raymond	14	6%	41%
8	Newport	9	4%	23%
9	North Central	9	4%	33%
10	Vista Host	9	4%	32%

100% of Apple Hospitality's portfolio operated by 3rd party property managers

93% independent of brand management[2]

22 operating companies provide a platform for comparative analytics and shared best practices

23% of operators' portfolios represented by Apple Hospitality on average, excluding brands[2]

Scale within our management companies' portfolios provides for substantial influence

(1) Number of properties managed for Apple Hospitality.
(2) Calculated based on number of hotels.

DEFINITIONS

Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations ("FFO"); Modified FFO ("MFFO"); Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA"); Adjusted EBITDA ("Adjusted EBITDA"); and Adjusted Hotel EBITDA ("Adjusted Hotel EBITDA"). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income, cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company's results between periods and with other REITs.

EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes and depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the agreements governing the Company's indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion or inclusion of certain additional items from EBITDA (Adjusted EBITDA) useful, including (i) the exclusion of transaction and litigation costs, gains or losses from sales of real estate and the loss on impairment of depreciable real estate assets as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.

The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDA (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company's hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance, and is used by management to measure the performance of the Company's hotels and effectiveness of the operators of the hotels.

DEFINITIONS (CONTINUED)

FFO and MFFO

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company's operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the NAREIT definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO (MFFO) for certain additional items that are not in NAREIT's definition of FFO, including: (i) the exclusion of transaction and litigation costs as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

Comparable Hotels

Comparable Hotels is defined as the hotels owned by the Company as of the date referenced. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel at the time of acquisition and have not been audited or adjusted.

Common Shares

On May 18, 2015, the Company implemented a 50% reverse share split which is reflected in share or per share amounts in this presentation. On September 1, 2016, the Company issued approximately 49 million common shares in conjunction with the Apple REIT Ten, Inc. merger.

TRADEMARK INFORMATION

"Courtyard by Marriott®," "Fairfield Inn by Marriott®," "Fairfield Inn & Suites by Marriott®," "Marriott® Hotels," "Renaissance® Hotels," "Residence Inn by Marriott®," "SpringHill Suites by Marriott®," and "TownePlace Suites by Marriott®" are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to "Marriott®" mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Marriott®'s relationship with Apple Hospitality REIT, Inc. or otherwise. Marriott® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in any Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.

"Embassy Suites by Hilton®," "Hampton Inn by Hilton®," "Hampton Inn & Suites by Hilton®," "Hilton® Hotels & Resorts," "Hilton Garden Inn®," "Home2 Suites by Hilton®," and "Homewood Suites by Hilton®" are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to "Hilton®" mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in any Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation.

CONTACT INFORMATION

814 East Main Street
Richmond, VA 23219

(804) 344-8121

www.applehospitalityreit.com